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                                                                   EXHIBIT 10.35

STATE OF MISSISSIPPI
COUNTY OF HARRISON
SECOND JUDICIAL DISTRICT


                               AMENDMENT TO LEASE

     This agreement is entered into this 26th day of February, 1999, by and between Biloxi Casino Corp. ("Biloxi") and G&W Enterprises, Inc. ("G&W"). Hereinafter, G&W and Biloxi may be referred to collectively as "Parties."

     WHEREAS, on April 4, 1992, Biloxi and G&W entered into an agreement whereby Biloxi agreed to lease approximately 4.2 acres of real property located south of U.S. Highway 90 in Biloxi, Mississippi (the document shall hereinafter be referred to as the "Lease" and the land subject to the Lease as the "Leasehold Estate"); and

     WHEREAS, on April 3, 1998, G&W through an agreement with Secretary of State Eric Clark in his capacity as Trustee of the Public Trust Tidelands, confirmed the ownership of G&W to certain parcels of land abutting the Leasehold Estate ("Confirmed Parcels"); and

     WHEREAS, a portion of the Confirmed Parcels were previously leased by Biloxi from the State of Mississippi through Secretary of State Clark and not from G&W; and

     WHEREAS, the Confirmed Parcels are described on Exhibit A; and

     WHEREAS, the Parties now desire to amend the Lease by added the Confirmed Parcels to the Leasehold Estate and by providing for an additional lease payment from Biloxi to G&W.

     NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the sufficiency of which is acknowledged by G&W and Biloxi, the Parties agree as follows:

     1. The above recitals are true and each is hereby incorporated as if fully set forth herein.

     2.   The Lease shall be amended only as follows:

          (i)  The Confirmed Parcels shall be added to the Leasehold Estate;

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          (ii)  Commencing in June 1998, Biloxi shall pay G&W annually the sum of $44,000 as and for the lease of the Confirmed Parcels, with such sum to be adjusted annually by the CPI.

          (iii) G&W, through the term of the Lease, agrees to execute any and all documents relating to the Leasehold Estate that may be required by Biloxi or its affiliates in conjunction with any third party business transaction, including but not limited to estoppel certificates and landlord consents required for any loans with Bank of America, so long as the execution of any such document does not subordinate title to the Leasehold Estate or the right of G&W to receive any lease payment therefore.

     3. Other than as amended herein and except for provision 33 therein, all provisions of the Lease shall remain in full force and effect.


G&W Enterprises                                   Biloxi Casino Corp.

/s/ Tyrone Gollott                                /s/ Robert A. Callaway
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President                                         Secretary
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Title                                             Title